Other current assets	12 Months Ended
Dec. 31, 2020
Other current assets [Abstract]
Other current assets	Other current assets

	2020	2019
	(in € millions)
Content assets	92	24
Prepaid expenses and other	47	36
Derivative assets	12	8
	151	68
Content asset amortization of €48 million, €20 million, and €8 million is included in cost of revenue in the consolidated statement of operations for the year ended December 31, 2020, 2019, and 2018, respectively.